UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2007

--------------------------------------------------------------------------------------------

Twin Disc, Incorporated

--------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

Wisconsin 1-7635 39-0667110
----------------------------------------------------------------------------------------------------------

(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification No.)

1328 Racine Street, Racine, Wisconsin		53403

----------------------------------------------------------------------------------------------------

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (262) 638-4000

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 24014d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
---------------------------------------------------------------------------------------------------------------------

Item 2.05 Costs Associated with Exit or Disposal Activities

     On June 27, 2007, Twin Disc, Incorporated (“the Company”) approved a restructuring of its Belgian operation. It is anticipated that the Company will record a pre-tax restructuring chargeof approximately $2,872,000 (approximately $2,164,000 after tax) in its fiscal fourth quarter. The action was taken to allow the Belgian operation to focus resources on core manufacturing processes, while allowing for savings on the outsourcing of non-core processes. This project will have a duration of approximately three years. The charge consists of pre-pension costs for 31 employees, 28 production and 3 salaried. The Company estimates annual pre-tax savings upon completion of this project of approximately $1,000,000 - $1,200,000.

     This decision is part of the Company’s ongoing commitment to improve the overall cost structure through the outsourcing of non-core production processes to low cost suppliers and regions. This project will result in the outsourcing of roughly 20% of the Belgian facility’s machining hours, leaving only core machining, assembly and test processes. The Company has already completed extensive outsourcing of non-core domestic production to low cost countries, and has recently established a branch office in India to accelerate the cost reduction efforts.

FORWARD LOOKING STATEMENTS

     The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

------------------------------------------------------------------------------------------------------------
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

June 29, 2007                                Twin Disc, Inc.

                                                        /s/ Christopher J. Eperjesy
                                                       --------------------------------------------
                                                      Christopher J. Eperjesy
                                                      VP-Finance, CFO and Secretary